Oppenheimer Strategic Bond Fund/VA

Supplement dated March 31, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Strategic Bond Fund/VA (the "Fund") dated April 29, 2008.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Manager," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since May 1993. Messrs. Memani, Welsh and Wong are portfolio managers and Vice Presidents of the Fund beginning April 1, 2009.

Mr. Steinmetz has been Director of Fixed-Income Investments of the Manager since January 2009 and a Senior Vice President of the Manager since March 1993. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009 and a Vice President of the Manager since December 2000. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. He has been a member of the Manager’s Asset Allocation Committee since April 2005. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     March 31, 2009                                                                                                          PS0265.006